UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2020

LOGICBIO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38707	47-1514975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Erie St. Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (617) 245-0399

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LOGC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 8.01 Other Events.

On March 18, 2020, a purported shareholder class action, John R. Afinowicz v. LogicBio Therapeutics, Inc., et al., was filed in the United States District Court for the District of New Jersey, naming LogicBio Therapeutics, Inc. (the “Company”) and certain of its officers as defendants. The lawsuit alleges that the Company made material misrepresentations and/or omissions of material fact relating to the Company’s Investigational New Drug submission of LB-001 in its public disclosures, in violation of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 promulgated thereunder. The complaint seeks certification of a class of purchasers of the Company’s stock during the period from December 3, 2018 through February 10, 2020. The plaintiff seeks unspecified monetary damages on behalf of the putative class and an award of costs and expenses, including attorney’s fees. The Company believes that this action is without merit and intends to defend it vigorously. At this time, no assessment can be made as to the likely outcome of this lawsuit or whether the outcome will be material to the Company.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the federal securities laws, including those related to the outcome of the above-referenced shareholder class action. These are not statements of historical facts and are based on management’s beliefs and assumptions and on information currently available. They are subject to risks and uncertainties that could cause the actual results and the implementation of the Company’s plans to vary materially, including the risks inherent in litigation. Certain of these risks are discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including, without limitation, the Company’s Annual Report on Form 10-K filed on March 16, 2010 with the SEC and other filings with the SEC. Except as required by law, the Company assumes no obligation to update these forward-looking statements publicly, even if new information becomes available in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGICBIO THERAPEUTICS, INC.

By:	/s/ Bryan Yoon
Bryan Yoon Chief Administrative Officer and General Counsel

Date: March 20, 2020